Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 20,303,685	$ 660,712	$ 18,380,369
Total assets	$ 44,942,945	$ 1,462,510	$ 42,522,584
Liabilities to assets ratio	45.18%	45.18%	43.22%